DUFF & PHELPS ANNOUNCES 2007 FULL YEAR AND FOURTH QUARTER
FINANCIAL RESULTS

HIGHLIGHTS

•	Annual revenue of $341.2 million, representing 38.3% growth vs. prior year
•	Adjusted EBITDA of $68.9 million, representing 20.2% margin
•	Current credit market dislocation providing meaningful opportunities for Duff & Phelps’ unique, independent services
•	Balanced business maintains stability and creates worldwide growth opportunities

NEW YORK, NY - March 11, 2008 - Duff & Phelps Corporation (NYSE: DUF), a leading independent financial advisory and investment banking firm, today announced financial results for the fiscal year and three months ended December 31, 2007. The financial results described below relate to the results for Duff & Phelps Corporation as the successor entity to Duff & Phelps Acquisitions, LLC (together with Duff & Phelps Corporation, referred to as “Duff & Phelps” or the “Company”). See the explanatory note below for more information.

For the fiscal year ended December 31, 2007, Duff & Phelps generated revenues excluding reimbursable expenses of $341.2 million, an increase of 38.3% compared with $246.7 million for 2006. Adjusted EBITDA for the period was $68.9 million, representing 20.2% of revenue excluding reimbursable expenses, compared with $44.1 million for 2006, representing 17.9% of revenue excluding reimbursable expenses. Adjusted pro forma net income for the period was $31.8 million, or $0.93 per share on a fully exchanged, fully diluted basis.

Duff & Phelps believes that Adjusted EBITDA (earnings before interest, taxes, depreciation and amortization) and adjusted pro forma net income, which are non-GAAP measures, viewed alongside GAAP financial performance metrics, provide relevant and useful benchmarks for investors to assess the Company’s financial performance and comparability to other companies in its industry, given Duff & Phelps’ recent level of acquisition activity, related capital investments and equity grants not associated with its current long-term compensation program, as well as the complexities associated with its ownership and tax structure.*

For the three months ended December 31, 2007, revenues excluding reimbursable expenses increased 21.7% to $92.7 million, compared with $76.2 million for the year-ago quarter. Adjusted EBITDA for the three months ended December 31, 2007 was $17.5 million, representing 18.9% of revenue excluding reimbursable expenses, compared with $15.5 million for the year-ago quarter, representing 20.3% of revenue excluding reimbursable expenses.

As of December 31, 2007, Duff & Phelps had 844 client service professionals, compared to 671 client service professionals as of December 31, 2006.

* Adjusted EBITDA, as defined by Duff & Phelps, consists of net income/(loss) before (a) interest income and expense, (b) provision/(benefit) for income taxes, (c) other (income)/expense, (d) depreciation and amortization, (e) acquisition retention expenses, (f) equity-based compensation associated with legacy units of Duff & Phelps Acquisitions, LLC and IPO options included in "Compensation and benefits", (g) equity-based compensation associated with legacy units of Duff & Phelps Acquisitions, LLC and IPO options included in "selling, general & administrative", (h) merger & acquisition costs and (i) non-controlling interest. Adjusted pro forma net income, as defined by Duff & Phelps, consists of Adjusted EBITDA (as defined above), less depreciation and amortization, interest income and expense, other income, and pro forma corporate income tax applied at an assumed 41.5% rate. Adjusted pro forma net income per share, as defined by Duff & Phelps, consists of adjusted pro forma net income divided by the aggregate number of the Company’s Class A and Class B shares outstanding as of December 31, 2007, incorporating the material effects, if any, of dilutive shares.

Noah Gottdiener, Chairman and Chief Executive Officer, said, “We are excited to complete our first calendar year as a publicly-traded company with financial results that underscore our focus on worldwide growth through economic cycles. Our business continues to be driven by increasing demand for independent assessments of complex valuation-related matters. The current dislocation in the global credit markets heightens this demand and has created numerous significant opportunities for Duff & Phelps to serve constituents seeking the highest quality independent valuation and financial advice.”

Gottdiener also noted, “Our service offerings and geographic reach are broad and balanced. Our unique, complementary mix of businesses creates a stable platform that is positioned to continue its record of growth, and which has demonstrated an ability to attract and retain the best professionals in the industry.”

Gerry Creagh, President, said, “Both our Financial Advisory and Investment Banking segments continue to grow at a rapid pace, and we are pleased with the ramp-up of our businesses in Europe and Asia. Our Financial Advisory segment has particularly benefited from the expansion of our Portfolio Valuation, Financial Engineering and Specialty Tax businesses. Our M&A advisory business enters 2008 with record backlog, and our market-leading Transaction Opinions practice continues to see high levels of demand, particularly related to situations arising out of the current credit environment.”

Earnings Call Webcast

As previously announced, Duff & Phelps will be hosting a conference call today, March 11, 2008, at 8:30am ET, to discuss the Company’s financial results. Interested parties can access the webcast for this call through http://ir.duffandphelps.com/events.cfm.

About Duff & Phelps
Duff & Phelps Corporation (NYSE: DUF) is a leading provider of independent financial advisory and investment banking services, supporting client needs principally in the areas of valuation, transactions, financial restructurings and disputes. Founded in 1932, the Company’s mission is to protect, recover and maximize value for its clients, by providing independent and unbiased advice on issues related to highly technical and complex assessments of value. Services include financial reporting valuation, tax services, real estate and fixed asset services, M&A advisory, corporate finance consulting, fairness and solvency opinions, restructuring advisory, and dispute and legal management consulting. Investment banking services are provided by Duff & Phelps Securities, LLC and Duff & Phelps Securities, Ltd. With over 1,000 employees serving clients worldwide through offices located in the United States, Europe and Asia, Duff & Phelps is committed to delivering insightful advice and service of exceptional quality, integrity and objectivity. For more information, visit www.duffandphelps.com.

Forward-Looking and Cautionary Statements
Statements in this press release, which are not historical in nature and concern Duff & Phelps Corporation’s current expectations about the Company's reported results for 2007 and beyond may contain “forward-looking” statements as defined in Section 21E of the Securities Exchange Act of 1934 and the Private Securities Litigation Reform Act of 1995. Forward-looking statements are identified by words such as “outlook,” “may,” “will,” “could,” “should,” “seeks,” "expects," “predicts,” “intends,” “plans,” “anticipates,” “believes”, “approximately,” “estimates,” “potential,” or “continue” or the negative version of those words or other comparable words. Any forward-looking statements reflect our current expectation about our future results, levels of activity, performance or achievements, including without limitation, that our business continues to grow at the current expectations with respect to, among other factors, utilization and billing rates, number of revenue-generating professionals; that we are able to expand our service offerings; that we successfully integrate the businesses we acquire; and that existing market conditions do not change from current expectations. These statements involve known and unknown risks, uncertainties and other factors that may cause actual results, levels of activity, performance or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by these forward-looking statements. Therefore you should not place undue reliance on these forward-looking statements. Please see "Risk Factors" in our Registration Statement on Form S-1 and in other documents we file with the Securities and Exchange Commission for a complete description of the material risks we face. We do not undertake any obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments or otherwise.

(Financial tables follow)

EXPLANATORY NOTE

References to “D&P Corporation,” the “Company,” and “Successor” refer subsequent to the IPO and related transactions described below to Duff & Phelps Corporation, a Delaware corporation incorporated in 2007, and its consolidated subsidiaries. These references (other than “Successor”) refer prior to the IPO and related transactions to Duff & Phelps Acquisitions, LLC and Subsidiaries (“D&P Acquisitions” or “Predecessor”). D&P Acquisitions was comprised of certain combined and consolidated entities under the common ownership of D&P Acquisitions.

D&P Corporation, a Delaware corporation, was incorporated on April 23, 2007 as a holding company for the purpose of facilitating an initial public offering (“IPO”) of common equity. D&P Corporation has not engaged in any business or other activities except in connection with its formation and the IPO. On September 27, 2007, a registration statement relating to shares of Class A common stock of D&P Corporation was declared effective and the price of such shares was set at $16.00 per share. The IPO closed on October 3, 2007.

As a result of the IPO and certain other recapitalization transactions, D&P Corporation became the sole managing member of and has a controlling interest in D&P Acquisitions LLC and subsidiaries. D&P Corporation’s only business is to act as the sole managing member of D&P Acquisitions, and, as such, D&P Corporation operates and controls all of the business and affairs of D&P Acquisitions and consolidates the financial results of D&P Acquisitions into D&P Corporation’s consolidated financial statements effective as of the close of business on October 3, 2007. D&P Acquisitions is the parent of Duff & Phelps, LLC, an independent financial advisory firm, offering a range of financial advisory and investment banking services, including valuation advisory services, corporate finance consulting services, dispute and legal management consulting, specialty tax advisory services, merger and acquisition advisory services, transaction opinions and financial restructuring advisory services. Duff & Phelps, LLC serves a full spectrum of multinational clients, including public and private corporations, private equity firms, law firms and public and private middle market companies.

Schedule of Tables
Unaudited Consolidated Statements of Operations for the Aggregated Year Ended December 31, 2007, the Period from October 4, 2007 to December 31, 2007 (Successor), the Period from January 1, 2007 to October 3, 2007 and the Year Ended December 31, 2006 (Predecessor)
Page 5

Unaudited Consolidated Statements of Operations for the Aggregated Three Months Ended December 31, 2007, the Period from October 4, 2007 to December 31, 2007 (Successor), the Period from October 1, 2007 to October 3, 2007 and the Three Months Ended December 31, 2006 (Predecessor)
Page 6

Unaudited Other Operating Data for the Aggregated Year Ended December 31, 2007, the Year Ended December 31, 2006 (Predecessor), the Aggregated Three Months Ended December 31, 2007 and the Three Months Ended December 31, 2006 (Predecessor)
Page 7

Unaudited Segment Operating Results for the Aggregated Year Ended December 31, 2007, the Period from October 4, 2007 to December 31, 2007 (Successor), the Period from January 1, 2007 to October 3, 2007 and the Year Ended December 31, 2006 (Predecessor)
Page 8

Unaudited Segment Operating Results for the Aggregated Three Months Ended December 31, 2007, the Period from October 4, 2007 to December 31, 2007 (Successor), the Period from October 1, 2007 to October 3, 2007 and the Three Months Ended December 31, 2006 (Predecessor)

Unaudited Adjusted Pro Forma Consolidated Statements of Operations for the Aggregated Year Ended December 31, 2007	Page 10

DUFF & PHELPS CORPORATION
CONSOLIDATED STATEMENTS OF OPERATIONS
(Dollars in thousands, except per share amounts)
(Unaudited)

	Aggregated*	Successor	Predecessor
	Year ended December 31, 2007	Period from October 4, 2007 to December 31, 2007	Period from January 1, 2007 to October 3, 2007	Year ended December 31, 2006
Revenues	$341,158	$87,883	$253,275	$246,742
Reimbursable expenses	12,770	2,824	9,946	12,526
Total revenues	353,928	90,707	263,221	259,268
Direct client service costs
Compensation and benefits (including $46,992 of equity-based compensation for the year ended December 31, 2007, $23,805 for the period from October 4 - December 31, 2007, $23,187 for the period January 1 - October 3, 2007, and $10,244 for the year ended December 31, 2006, respectively)	229,889	71,141	158,748	146,926
Other direct client service costs	3,747	1,440	2,307	1,034
Acquisition retention expenses	2,252	217	2,035	6,003
Reimbursable expenses	12,665	2,586	10,079	12,685
Total direct client service costs	248,553	75,384	173,169	166,648
Operating expenses:
Selling, general and administrative (including $11,098 of equity-based compensation for the year ended December 31, 2007, $2,857 for the period from October 4 - December 31, 2007, $8,241 for the period January 1 - October 3, 2007, and $3,790 for the year ended December 31, 2006, respectively)	96,254	25,308	70,946	68,606
Depreciation and amortization	9,138	2,384	6,754	7,702
Total operating expenses	105,392	27,692	77,700	76,308
Operating (loss)/income	(17)	(12,369)	12,352	16,312
Other (income)/expense
Interest income	(2,069)	(763)	(1,306)	(556)
Interest expense	6,920	1,426	5,494	5,911
Other (income)/expense	584	369	215	(243)
Total other expenses, net	5,435	1,032	4,403	5,112
(Loss)/income before non-controlling interest and income taxes	(5,452)	(13,401)	7,949	11,200
Non-controlling interest	(8,225)	(8,225)	-	-
Provision for income taxes	2,227	1,176	1,051	701
Net (loss)/income	$546	$(6,352)	$6,898	$10,499
Weighted average shares of Class A common stock outstanding:
Basic		13,018
Basic loss per Class A share		$(0.49)
Diluted		13,018
Diluted loss per Class A share		$(0.49)

*
Represents aggregate Predecessor and Successor results for the period presented. The combined results are non-GAAP financial measures and should not be used in isolation or substitution of Predecessor and Successor results. The aggregated results provide a full-year presentation of the Company’s results for comparability purposes.

DUFF & PHELPS CORPORATION
CONSOLIDATED STATEMENTS OF OPERATIONS
(In thousands, except per share amounts)
(Unaudited)

	Aggregated*	Successor	Predecessor
	Three months ended December 31, 2007	Period from October 4, 2007 to December 31, 2007	Period from October 1, 2007 to October 3, 2007	Three Months ended December 31, 2006

Revenues	$92,708	$87,883	$4,825	$76,186
Reimbursable expenses	3,017	2,824	193	3,297
Total revenues	95,725	90,707	5,018	79,483
Direct client service costs
Compensation and benefits (including $23,922 of equity-based compensation for the three months ended December 31, 2007, $23,805 for the period from October 4 - December 31, 2007, $117 for the period from October 1 - October 3, 2007, and $4,613 for the three months ended December 31, 2006, respectively)	73,536	71,141	2,395	45,261
Other direct client service costs	1,740	1,440	300	560
Acquisition retention expenses	226	217	9	710
Reimbursable expenses	2,840	2,586	254	3,782
Total direct client service costs	78,342	75,384	2,958	50,313
Operating expenses:
Selling, general and administrative (including $2,894 of equity-based compensation for the three months ended December 31, 2007, $2,857 for the period from October 4 - December 31, 2007, $37 for the period from October 1 - October 3, 2007, and $1,578 for the three months ended December 31, 2006, respectively)	26,370	25,308	1,062	20,608
Depreciation and amortization	2,455	2,384	71	1,811
Total operating expenses	28,825	27,692	1,133	22,419
Operating (loss)/income	(11,442)	(12,369)	927	6,751
Other (income)/ expense:
Interest income	(782)	(763)	(19)	(265)
Interest expense	1,478	1,426	52	1,819
Other (income)/expense	369	369	-	164
Total other expenses, net	1,065	1,032	33	1,718
(Loss)/income before non-controlling interest and income taxes	(12,507)	(13,401)	894	5,033
Non-controlling interest	(8,225)	(8,225)	-	-
Provision for income taxes	1,193	1,176	17	214
Net (loss)/income	$(5,475)	$(6,352)	$877	$4,819
Weighted average shares of Class A common stock outstanding:
Basic		13,018
Basic loss per share		$(0.49)
Diluted		13,018
Diluted loss per share		$(0.49)

*
Represents aggregate Predecessor and Successor results for the period presented. The combined results are non-GAAP financial measures and should not be used in isolation or substitution of Predecessor and Successor results. The aggregated results provide a full-period presentation of the Company’s results for comparability purposes.

DUFF & PHELPS CORPORATION
OTHER OPERATING DATA
(In thousands, except rate-per-hour data)
(Unaudited)

	Aggregated*		Aggregated*
	Year ended December 31, 2007	Year ended December 31, 2006	Three Months ended December 31, 2007	Three Months ended December 31, 2006
Other Financial Data
Adjusted EBITDA (1)	$68,943	$44,051	$17,535	$15,463

Other Operating Data
Number of client service professionals
(at period end)
Financial Advisory	746	553	746	553
Investment Banking	98	118	98	118
Total	844	671	844	671

Average number of client service professionals
for the period
Financial Advisory	634	506	717	562
Investment Banking	101	88	98	104
Total	735	594	815	666

Financial Advisory utilization rate (2)	69.0%	68.1%	69.8%	75.3%
Financial Advisory rate-per-hour (3)	$323	$300	$328	$303
	Adjusted EBITDA reconciliation
Net (loss)/income	$546	$10,499	$(5,475)	$4,819
Provision for income taxes	2,227	701	1,193	214
Interest income	(2,069)	(556)	(782)	(265)
Interest expense	6,920	5,911	1,478	1,819
Other (income)/expense	584	(243)	369	164
Depreciation and amortization	9,138	7,702	2,455	1,811
Acquisition retention expenses	2,252	6,003	226	710
Equity based compensation associated with legacy units and IPO options included in "compensation and benefits"	46,970	10,244	23,900	4,613
Equity based compensation associated with legacy units and IPO options included in "selling, general and administrative"	10,600	3,790	2,396	1,578
Non-controlling interest	(8,225)	-	(8,225)	-
Adjusted EBITDA	$68,943	$44,051	$17,535	$15,463

*
Represents aggregate Predecessor and Successor results for the period presented. The combined results are non-GAAP financial measures and should not be used in isolation or substitution of Predecessor and Successor results. The aggregated results provide a full-period presentation of the Company’s results for comparability purposes.

(1)
The Adjusted EBITDA measure presented consists of net income/(loss) before (a) interest income and expense, (b) provision/(benefit) for income taxes, (c) other (income) / expense, (d) depreciation and amortization, (e) acquisition retention expenses, (f) equity-based compensation associated with legacy units of D&P Acquisitions, LLC and IPO options included in "Compensation and benefits", (g) equity-based compensation associated with legacy units of D&P Acquisitions, LLC and IPO options included in "selling, general & administrative", (h) merger & acquisition costs and (i) non-controlling interest.

(2)
The utilization rate for any given period is calculated by dividing the number of hours Financial Advisory client service professionals (except certain professionals associated with Rash & Associates, the Company’s wholly owned subsidiary) worked on client assignments during the period by the total available working hours for all of such client service professionals during the same period, assuming a 40 hour work week, less paid holidays and vacation days.

(3)	Average billing rate per hour is calculated by dividing applicable revenues for the period by the number of hours worked on client assignments during the same period.

DUFF & PHELPS CORPORATION
SEGMENT OPERATING RESULTS
(In thousands)
(Unaudited)

	Aggregated*	Successor	Predecessor
	Year ended December 31, 2007	Period from October 4, 2007 to December 31, 2007	Period from January 1, 2007 to October 3, 2007	Year ended December 31, 2006
Financial Advisory:
Revenues	$259,569	$68,821	$190,748	$189,486
Segment operating income	43,174	12,177	30,997	27,045
Segment operating income margin	16.6%	17.7%	16.3%	14.3%
Investment Banking:
Revenues	81,589	19,062	62,527	57,256
Segment operating income	25,664	3,959	21,705	17,165
Segment operating income margin	31.5%	20.8%	34.7%	30.0%
Total Company:
Revenues	341,158	87,883	253,275	246,742
Reimbursable expenses	12,770	2,824	9,946	12,526
Total revenues and reimbursable expenses	$353,928	$90,707	$263,221	$259,268
Statement of operations reconciliation:
Total segment operating income	$68,838	$16,136	$52,702	$44,210
Charges not allocated at the segment level:
Net client reimbursable expenses	(105)	(238)	133	159
Equity-based compensation associated with legacy units and IPO options	57,570	26,142	31,428	14,034
Depreciation and amortization	9,138	2,384	6,754	7,702
Acquisition retention expenses	2,252	217	2,035	6,003
Operating (loss)/income	(17)	(12,369)	12,352	16,312
Interest expense, net	4,851	663	4,188	5,355
Other expense/(income)	584	369	215	(243)
(Loss)/income before non-controlling interest and income taxes	(5,452)	(13,401)	7,949	11,200
Non-controlling interest	(8,225)	(8,225)	-	-
Provision for income taxes	2,227	1,176	1,051	701
Net (loss)/income	$546	$(6,352)	$6,898	$10,499

*
Represents aggregate Predecessor and Successor results for the period presented. The combined results are non-GAAP financial measures and should not be used in isolation or substitution of Predecessor and Successor results. The aggregated results provide a full-year presentation of the Company’s results for comparability purposes.

DUFF & PHELPS CORPORATION
SEGMENT OPERATING RESULTS
(In thousands)
(Unaudited)

	Aggregated*	Successor	Predecessor
	Three Months ended December 31, 2007	Period from October 4, 2007 to December 31, 2007	Period from October 1, 2007 to October 3, 2007	Three months ended December 31, 2006
Financial Advisory:
Revenues	$71,774	$68,821	$2,953	$58,057
Segment operating income	12,666	12,177	489	12,243
Segment operating income margin	17.6%	17.7%	16.6%	21.1%
Investment Banking:
Revenues	20,934	19,062	1,872	18,129
Segment operating income	4,690	3,959	731	3,705
Segment operating income margin	22.4%	20.8%	39.0%	20.4%
Total Company:
Revenues	92,708	87,883	4,825	76,186
Reimbursable expenses	3,017	2,824	193	3,297
Total revenues and reimbursable expenses	$95,725	$90,707	$5,018	$79,483
Statement of operations reconciliation:
Total segment operating income	$17,356	$16,136	$1,220	$15,948
Charges not allocated at the segment level:
Net client reimbursable expenses	(177)	(238)	61	485
Equity-based compensation associated with legacy units and IPO options	26,294	26,142	152	6,191
Depreciation and amortization	2,455	2,384	71	1,811
Acquisition retention expenses	226	217	9	710
Operating (loss)/income	(11,442)	(12,369)	927	6,751
Interest expense, net	696	663	33	1,554
Other expense/(income)	369	369	-	164
(Loss)/income before non-controlling interest and income taxes	(12,507)	(13,401)	894	5,033
Non-controlling interest	(8,225)	(8,225)	-	-
Provision for income taxes	1,193	1,176	17	214
Net (loss)/income	$(5,475)	$(6,352)	$877	$4,819

*
Represents aggregate Predecessor and Successor results for the period presented. The combined results are non-GAAP financial measures and should not be used in isolation or substitution of Predecessor and Successor results. The aggregated results provide a full-period presentation of the Company’s results for comparability purposes.

DUFF & PHELPS CORPORATION
ADJUSTED PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS
(Dollars in thousands, except per share amounts)
(Unaudited)

	Predecessor	Successor	Aggregated*
	Period from January 1, 2007 to	Period from October 4, 2007 to	Year ended December 31, 2007
	October 3,	December 31,				Adjusted
	2007	2007	Aggregated	Adjustments		Pro Forma

Revenues	$253,275	$87,883	$341,158	$-		$341,158
Reimbursable expenses	9,946	2,824	12,770	-		12,770
Total revenues	263,221	90,707	353,928	-		353,928
Direct client service costs
Compensation and benefits (including $46,992 of equity-based compensation for the year ended December 31, 2007, $23,187 for the period January 1 - October 3, 2007, and $23,805 for the period from October 4 - December 31, 2007)	158,748	71,141	229,889	(46,970)	(1)	182,919
Other direct client service costs	2,307	1,440	3,747	-		3,747
Acquisition retention expenses	2,035	217	2,252	(2,252)	(2)	-
Reimbursable expenses	10,079	2,586	12,665	-		12,665
Total direct client service costs	173,169	75,384	248,553	(49,222)		199,331
Operating expenses:
Selling, general and administrative (including $11,098 of equity-based compensation for the year ended December 31, 2007, $8,241 for the period January 1 - October 3, 2007, and $2,857 for the period from October 4 - December 31, 2007)	70,946	25,308	96,254	(10,600)	(1)	85,654
Depreciation and amortization	6,754	2,384	9,138	-		9,138
Total operating expenses	77,700	27,692	105,392	(10,600)		94,792
Operating (loss)/income	12,352	(12,369)	(17)	59,822		59,805
Other expense/(income):
Interest income	(1,306)	(763)	(2,069)	-		(2,069)
Interest expense	5,494	1,426	6,920	-		6,920
Other (income)/expense	215	369	584	-		584
Total other expenses, net	4,403	1,032	5,435	-		5,435
(Loss)/income before non-controlling interest and income taxes	7,949	(13,401)	(5,452)	59,822		54,370
Non-controlling interest	-	(8,225)	(8,225)	8,225	(3)	-
Provision for income taxes	1,051	1,176	2,227	20,330	(4)	22,557
Net (loss)/income	$6,898	$(6,352)	$546	$31,267		$31,813

Pro forma fully exchanged, fully diluted shares outstanding						34,153

Adjusted pro forma net income per fully exchanged, fully diluted share (5)						$0.93

*Represents aggregate Predecessor and Successor results for the period presented. The combined results are non-GAAP financial measures and should not be used in isolation or substitution of Predecessor and Successor results. The aggregated results provide a full-year presentation of the Company’s results for comparability purposes.

(1)
Represents elimination of equity-based compensation associated with (i) “legacy” units of D&P Acquisitions and (ii) one-time options to purchase Class A common stock of D&P Corporation that were granted in connection with the Company’s IPO.

(2)
Represents elimination of expense associated with deferred payments made in connection with the acquisition of Corporate Value Consulting business from The McGraw-Hill Companies, Inc. in September 2005.

(3)
Represents elimination of the non-controlling interest associated with the ownership by existing unitholders of D&P Acquisitions (excluding D&P Corporation), as if such unitholders had fully exchanged their partnership units and Class B common stock of the Company for shares of Class A common stock of the Company.

(4)
Represents an adjustment to reflect an assumed effective corporate tax rate of approximately 41.5%, which includes a provision for U.S. federal income taxes and assumes the highest statutory rates apportioned to each state, local and/or foreign jurisdiction. Assumes full exchange of existing unitholders’ partnership units and Class B common stock of the Company into Class A common stock of the Company, and no residual tax benefit associated with deferred tax assets.

(5)
Based on the aggregate number of Class A and Class B shares of common stock outstanding as of December 31, 2007. The Company believes that options and restricted stock awards granted during 2007 would not be considered dilutive when applying the treasury method.

# # #

Investor and Media Relations Marty Dauer (212) 871-7700 investor.relations@duffandphelps.com